Selling Expenses	12 Months Ended
Dec. 31, 2022
Selling Expenses.
Selling Expenses

8.Selling Expenses

Selling expenses consist of the following:

In € thousand	2022	2021	2020
Salaries, social security	8,915	11,971	13,115
Professional services	1,690	1,983	1,196
Marketing	1,448	2,059	613
Travel	523	626	167
Depreciation/amortization	65	65	41
Other selling expenses	288	485	140
Total selling expenses	12,929	17,189	15,272

The Group recognizes costs related to the commercialization of the Lilium Jet as selling expenses. Expenses for salaries and social security mainly include employee remunerations, benefits and share-based payment awards recognized from the Group’s share-based payment award programs (note 22). In 2021, marketing costs mainly related to the Reorganization.